UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders of Invesco Ltd. (the “Company”) was held on May 17, 2012. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the shareholders were requested to: (1) elect four members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) approve the Invesco Ltd. 2012 Employee Stock Purchase Plan, and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2012, all of which were described in the proxy statement. The following actions were taken by the Company's shareholders with respect to each of the foregoing items:

1. Election of Directors. All four (4) nominees for director were re-elected by a majority of the votes cast. With respect to each nominee, the total number of broker non-votes was 19,195,204. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Martin L. Flanagan	359,545,329	2,986,554	228,109
C. Robert Henrikson	359,870,267	2,570,959	318,766
Ben F. Johnson, III	354,101,320	8,426,696	231,976
J. Thomas Presby	341,551,728	20,978,128	230,136

2. Advisory vote on executive compensation.  Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 96.43% of the votes cast. The table below sets forth the voting results, and the total number of broker non-votes was 19,195,204.

Votes Cast “For”	Votes Cast “Against”	Abstentions
349,362,675	12,917,509	479,808

3. Approval of the Invesco Ltd. 2012 Employee Stock Purchase Plan.  The proposal was approved by the shareholders by 99.13% of the votes cast. The table below sets forth the voting results, and the total number of broker non-votes was 19,195,204.

Votes Cast “For”	Votes Cast “Against”	Abstentions
359,179,353	3,145,526	435,113

4. Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. The proposal was approved by the shareholders by 98.84% of the votes cast. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
377,485,651	4,426,413	43,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Robert H. Rigsby
Robert H. Rigsby
Managing Director - Corporate Legal

Date: May 18, 2012